SEASONS SERIES TRUST
Supplement to the Statement of Additional Information (“SAI”)
dated July 28, 2011
The following disclosure is hereby inserted on page 43 of the SAI immediately following the section entitled “Supplemental Information Concerning High-Yield, High-Risk Bond and Securities Ratings”:
“Supplemental Information About the Passively-Managed Index Portions of Certain Portfolios
The Diversified Fixed Income Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Small Cap Portfolio each have a passively-managed portion of the respective Portfolio that is designed to track an index or subset of an index. The specific index or subset of an index that is tracked by the passively-managed portion of each such Portfolio is as follows: Barclays Capital U.S. Government Index for the Diversified Fixed Income Portfolio; MSCI EAFE Index for International Equity Portfolio; S&P 500 Growth Index for Large Cap Growth Portfolio; S&P 500 Value Index for Large Cap Value Portfolio; Russell Midcap Growth Index for Mid Cap Growth Portfolio; Russell Midcap Value Index for Mid Cap Value Portfolio; and S&P SmallCap 600 Index for Small Cap Portfolio.*
SAAMCo is responsible for managing the passively-managed index portions of the Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Small Cap Portfolio (collectively, the “SAAMCo Index Portfolios”). In connection with SAAMCo’s management of the passively-managed portions of the SAAMCo Index Portfolios, the SAAMCo Index Portfolios may trade in AIG stock if such stock is represented in the targeted index.”
Date: October 28, 2011

*	Barclays Capital U.S. Government Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies and quasi-federal corporations. The S&P SmallCap 600 Index covers a broad range of small-cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3–4% of the total market for equities in the U.S.